Exhibit 99.1

Investor Presentation August 2017

Legal Disclaimers 2 Forward-Looking Statements. This presentation contains, and the officers and representatives of Sanchez Midstream Partners LP (the “Partnership,” “Sanchez Midstream Partners” or “SNMP”) and its general partner may from time to time make, “forward–looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to a number of risks and uncertainties, many of which are beyond our control. These statements may include discussions about our: business strategy; acquisition strategy; financing strategy; ability to make, maintain and grow distributions; the ability of our customers to meet their drilling and development plans on a timely basis or at all and perform under gathering and processing agreements; future operating results; our targeted financial metrics, including our forecast of Adjusted EBITDA; future capital expenditures; SNMP’s well-positioned assets in the Eagle Ford Shale; the ability of SNMP’s long-term contracts with Sanchez Energy Corporation (“Sanchez Energy” or “SN”) to provide stable and predictable cash flows; SNMP’s significant growth opportunities, including potential acquisitions of midstream and production assets from SN and third parties; SNMP’s strategic relationship with SN and Sanchez Oil & Gas Corporation; a possible increase of SNMP’s throughput volumes due to third party or Comanche asset volumes; and plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “future opportunity,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to important factors listed in the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections in our filings with the U.S. Securities and Exchange Commission (“SEC”) and elsewhere in those filings. The forward-looking statements speak only as of the date made, and other than as required by law, we do not intend to (and expressly disclaim any obligation to) publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Sanchez Midstream Partners Overview

SNMP LISTED NYSE AMERICAN

Market Cap[(1)]	~$150 MM
Enterprise Value[(1)]	~$668 MM

- **Focused Midstream Operator**
  - Midstream assets are focused on Western Eagle Ford acreage
- **Near-Term Midstream Growth Opportunities**
  - Raptor Gas Processing Facility expansion in second half of 2017
  - Carnero Gathering Line connected to Sanchez Energy's Comanche asset
- **Track Record of Distribution Growth**
  - Seven consecutive quarters of distribution growth
- **Well-Sponsored Partnership**
  - Business development relationship with premier Eagle Ford operator
- **Strong Balance Sheet**
  - Under leveraged midstream balance sheet
  - Pro forma target leverage ratio of <3.0x at FYE 2017

Sanchez Midstream Partners' Midstream Footprint



EagleFord
SN Leases
Oil
Condensate
Dry Gas
Raptor Gas Processing Facility
Carnero Gathering Line
Comanche
Catarina
Seco Pipeline
Western Catarina Midstream
Howard Energy System
6.5
Miles

(1) Based on a closing unit price of $10.25 as of 8/11/17 and 14.6 million units outstanding. Enterprise Value includes SNMPs convertible preferred units at book value (~$343 million), $177 million of senior secured debt, less $2.0 million in cash as of 6/30/2017.

3

© 2017 Sanchez Midstream Partners LP

Well-Sponsored Partnership

SNMP LISTED NYSE AMERICAN

Sanchez Oil & Gas Corporation

("SOG") | 1972

Operations and Technical Support

- Private operating platform with ~320 employees
- Experienced management
- Technical and operational expertise
- Active business development

Shared Services and Business Development Relationships (1)

Sanchez Energy Corporation (2)

(NYSE: SN)

Development / Growth

- Structure: Public C-Corp
- Enterprise Value: > $2.5 Billion
- Asset Focus: Eagle Ford Shale
- Closed Transformative Acquisition on 3/1/2017
- Important Historic Statistics
  - Production: ~73,300 Boe/d (2Q17 Average)
  - Gross Eagle Ford Acres: ~556,000
  - Credit Rating (Sr. Unsecured): B- / Caa1

Right of First Offer

Sanchez Midstream Partners

(NYSE American: SNMP)

Yield / Distributions

- Structure: Publicly-Traded Limited Partnership
- Asset Focus: Stable Midstream Assets
  - Gathering and processing midstream assets
  - Natural gas pipeline
- Integrated approach to visible growth
- Initial quarterly distribution of $0.40 per unit paid in November 2015
- 7 consecutive quarterly 1.5% increases in distribution, 6.1% annualized

(1) Covers operational and technical support and business development activities; includes allocation of G&A
(2) Source: SN Corporate Presentation – August 2017; SN Analyst Day Presentation - January 2017; SN market data as of 8/9/2017

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© 2017 Sanchez Midstream Partners LP

Track Record of Distribution Growth 5 Sanchez Midstream Partners Quarterly Distributions Seven Consecutive Quarters of 1.5% Quarterly Distribution Growth Targeting approximately 6% Annual Distribution Growth $0.412 $0.418 $0.425 $0.431 $0.438 $0.444 $0.38 $0.39 $0.40 $0.41 $0.42 $0.43 $0.44 $0.45 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 1.5% 1.5% 1.5% 1.5% 1.5%

Midstream Asset Overview

SNMP LISTED NYSE AMERICAN

Sanchez Midstream's Integrated Midstream Assets

1. **Western Catarina Midstream**
   - >200 MMcf/d - Gas capacity
   - 142 MMcf/d - Gas minimum volume commitment
   - 100% owned by SNMP
2. **Carnero Gathering Line**
   - Transports dedicated Catarina wet gas to Raptor Gas Processing Facility
   - Connected to Sanchez Energy's Comanche asset
   - 50/50 Investment with Targa
   - Projected 50 MMcf/d increase in April 2021
3. **Raptor Gas Processing Facility**
   - 200 MMcf/d of processing capacity
   - Connected to both Catarina and Comanche
   - 50/50 investment with Targa
   - Projected 60 MMcf/d growth in second half of 2017
4. **Seco Pipeline (Phase 1)**
   - Dry gas pipeline with 400 MMcf/d of capacity
   - Transport dry gas to multiple markets
   - 100% SNMP owned and developed
5. **Costa Azul Terminal**
   - Marine crude terminal in Point Comfort, TX
   - Sanchez Energy Marquis field dedication
   - Potential: Up to 50/50 investment with 3rd party
6. **Seco Pipeline (Phase 2)**
   - Further transport of Catarina dry gas volumes adding markets
   - Proposed: 100% SNMP developed
7. **VelociFrac Fractionator**
   - Further separates Catarina liquids (ethane and propane)
   - Proposed: 100% SNMP developed
8. **VelociFrac Ethane Line**
   - Carries Catarina ethane from VelociFrac Fractionator to Corpus Christi, TX
   - Proposed: 100% SNMP developed



EagleFord
SN Leases
Oil
Condensate
Dry Gas
Raptor Gas Processing Facility
VelociFrac Fractionator
Carnero Gathering Line
Comanche
Catarina
VelociFrac Ethane Line
Seco Pipeline
Western Catarina Midstream
Howard Energy System
1
2
3
4
5
6
7
8
6.5
Miles

Note: Projects 5-8 are possible future projects.

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© 2017 Sanchez Midstream Partners LP

Eagle Ford Shale Drilling Economics 7 (1) Slide map discloses assets from Sanchez Energy’s 1/12/2017 acquisition announcement, subject to closing, which occurred March 1st, 2017 Source: Sanchez Energy Analyst Day Presentation – January 2017

Leading to Increase in Drilling Activity 8 Source: Rig count information sourced from Baker Hughes weekly rig count as of 8/4/2017 Eagle Ford Rig Count Doubled Over The Last 12 Months 0 10 20 30 40 50 60 70 80 90 Eagle Ford Rigs

Stable Development in Catarina Western Catarina Midstream 150 miles of gathering lines in Dimmit and Webb Counties 15-year gathering agreement with Sanchez Energy supported by 5-year minimum volume commitment (“MVC”) 35,000 net acreage dedication Sanchez Energy Maintains Active Drilling Campaign Catarina lease requirements specify a minimum of 50 wells/year Sanchez Energy allocated $160-$170 MM in capital to Catarina in its 2017 capital plan Sanchez Energy has identified over 1,400+ remaining drilling locations on Catarina Built in Gathering Growth Projected 50 MMcf/d increase in April 2021 for assets downstream of Western Catarina Midstream Source: Sanchez Oil & Gas Corporation; SN public filings 9 Western Catarina Midstream Gathered Gas Volumes Seco Pipeline Raptor Gas Processing Facility Carnero Gathering Line Western Catarina Midstream - 25,000 50,000 75,000 100,000 125,000 150,000 175,000 200,000 225,000 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Gross Gas Production (Mcf/d) Gathered gas volumes Gas MVC

Carnero Gathering Line 10 Carnero Gathering Line SNMP owns 50% interest, up to 260 MMcf/d Transports gas from Sanchez Energy’s Catarina asset to the Raptor Gas Processing Facility Lateral provides connectivity to Sanchez Energy’s Comanche asset; expected to be completed in 3Q17 Fee-Based Cash Flow with Acreage Dedication 15-year gathering agreement with Sanchez Energy supported by Catarina acreage dedication Source: Sanchez Oil & Gas Corporation; SN public filings Seco Pipeline Raptor Gas Processing Facility Carnero Gathering Line Western Catarina Midstream

Raptor Gas Processing Facility 11 Raptor Gas Processing Facility SNMP owns 50% interest Cryogenic processing plant began operations in 2Q17 Stable, fee-based cash flow with Catarina field dedication and 5-year MVC from Sanchez Energy Plant Expansion Already Underway Plant capacity scheduled to be increased to 260 MMcf/d in the second half of 2017 Potential for More Processing Volumes Short lateral pipeline connects Sanchez Energy’s Comanche asset to the Raptor Gas Processing Facility Source: Sanchez Oil & Gas Corporation; SN public filings Seco Pipeline Raptor Gas Processing Facility Carnero Gathering Line Western Catarina Midstream

Seco Pipeline 12 Seco Pipeline (Phase 1) SNMP owns and operates 100% of the pipeline 400 MMcf/d of dry natural gas capacity Pipeline went into service in 3Q17 Provides Connectivity to South Texas Markets 30-mile, dry gas pipeline, provides E&P producers with optionality to southern gas markets Opens up potential to export natural gas to premium priced markets in Mexico Seco Pipeline (Phase 2) Possible Seco expansion project to capture additional delivery points in the South Texas natural gas market Source: Sanchez Oil & Gas Corporation; SN public filings Seco Pipeline Raptor Gas Processing Facility Carnero Gathering Line Western Catarina Midstream

Future Volume and Development Opportunities Strategic Geographic Positioning (1) 13 (1) Slide map discloses assets from SN’s 1/12/2017 acquisition announcement, which occurred March 1st, 2017 Source: Sanchez Energy Analyst Day Presentation – January 2017

Future Midstream Asset Development Opportunities

SNMP LISTED NYSE AMERICAN

Seco Pipeline (Phase 2)


Raptor Gas Processing Facility
Comanche
Carnero Gathering Line
Catarina
Seco Pipeline
Western Catarina Midstream

- Expansion of Phase 1 of the Seco Pipeline
  - Allows producers to capture additional delivery points in the market and potentially realize greater product arbitrage and/or basis opportunities
  - Assuming only Sanchez Energy contracted volumes, results in low risk project with stable cash flows
  - Further upside potential from 3rd party volumes plus possible Comanche volumes
- Total estimated SNMP investment: $45 MM

VelociFrac Fractionator


Raptor Gas Processing Facility
VelociFrac Fractionator
Comanche
Carnero Gathering Line
Catarina
Seco Pipeline
Western Catarina Midstream

- Two tower fractionator to remove and sell ethane from gas processed at Raptor
  - Allows SNMP to build a 77-mile ethane pipeline for direct sales to Corpus Christi market
  - Results in long-term tolling fee predicated on low risk volumes due to existing agreements
  - Further upside potential from 3rd party volumes plus possible Comanche volumes
- Total estimated SNMP investment: ~$50 MM

VelociFrac Ethane Pipeline


Raptor Gas Processing Facility
VelociFrac Fractionator
Comanche
Carnero Gathering Line
Catarina
VelociFrac Ethane Line
Seco Pipeline
Western Catarina Midstream

- 77-mile ethane pipeline for direct sales to Corpus Christi market from VelociFrac Fractionator
  - Reduces cost for SN and results in a project for SNMP with a low risk, stable, tolling fee from associated ethane volumes
  - Further upside potential from 3rd party volumes plus possible Comanche volumes
- Total estimated SNMP investment: ~$60 MM

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© 2017 Sanchez Midstream Partners LP

15 Capitalization Summary Revolving Credit Facility for SNMP (due 2020) $215.6 MM borrowing base ($200 MM commitments) with an interest rate of LIBOR + 2.25% to 3.25% Financial Maintenance Covenants: Maximum Net First Lien Debt to LTM AEBITDA of 4.5x Minimum Current Ratio of 1.0x Minimum Interest Coverage Ratio of 2.5x ~$350 MM of 10% Cumulative Perpetual Convertible Preferred Units, Class B Flexibility to make payment of 8% in cash and 4% in paid-in-kind units Convertible into 31 MM common units Common Units Outstanding as of 8/10/17: 14,606,028 units outstanding 2Q 2017 Net Debt/ Consensus 2017 Adj. EBITDA (1) (2) Current Yield Vs. MLP Peers (3) (1) Projected financial measures where sourced from Nasdaq IR, as of 8/11/2017 (2) Peer group includes tickers: AMID, ARCX, BWP, CEQP, ENLK, TRGP, SMLP, and WES. Peer group was picked by companies operating in similar geographical areas or with similar size and assets. (3) Second quarter distributions were sourced from company press releases and stock price is as of 8/11/2017 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% A B C E Peer Average D F G H SNMP 0.00x 1.00x 2.00x 3.00x 4.00x 5.00x 6.00x SNMP B C A Peer Average E D F H G

Well Positioned Midstream Asset Base With Stable Cash Midstream assets supported by long-term fixed fee agreements with Sanchez Energy Corporation (NYSE:SN) with MVCs Gathering and processing assets located in the Eagle Ford Shale Well-structured portfolio of stable midstream volumes and minimal capex production assets Conservatively Capitalized for Continued Growth Debt / Adj. EBITDA target of < 3.0x Distribution coverage target of 1.2x Borrowing base utilization target of < 80% Visible Growth Transaction history includes five acquisitions since March 2015 with value of >$500 MM Ability to grow throughput organically from Sanchez Energy’s drilling program and third party volumes Significant liquidity to fund growth Growth profile supports distribution growth Well-Sponsored Partnership Sanchez Energy, Sanchez Oil & Gas Corporation (“SOG”) and insider alignment through >25% combined common equity ownership Low cost operator with strategically located assets in the Eagle Ford Shale Right-of-first-offer (“ROFO”) on Sanchez Energy’s midstream assets provides continued asset development opportunity Capital Optimization Focus Structural relationship with Sanchez Energy facilitates the optimization of each company’s capital structure to ensure the appropriate portfolio assets are developed in the corresponding entity SNMP’s midstream asset development provides value to Sanchez Energy through increased access to a range of product markets and potentially higher commodity price realization Partnership Highlights 16

Appendix A Additional Partnership Details 17

2017 Midstream and Corporate Guidance 18 (1) This is a non-GAAP Financial Measure, See “Legal Disclaimers to Adjusted EBITDA” (2) SNMP has a 50% interest in non-operated assets. (3) Carnero Gathering Line volume forecast is 50 MMcf/d below Western Catarina Midstream gas volume. (4) Casta Azul projected in-service in 4th quarter of 2017. (5) G&A forecast reduction due to multiple factors including the assumption of a sale of Osage County production assets. Operated Midstream Assets: Western Catarina Midstream gas volume (MMcf/d) Western Catarina Midstream gas operating margin ($/Mcf) Western Catarina Midstream oil volume (Bbls/d) Western Catarina Midstream incremental oil margin ($/Bbl) Raptor Seco Pipeline Phase I - 2017 AEBITDA ($MM) (1) Non-Operated Midstream Assets: (2) Carnero Gathering Line volume (MMcf/d) (3) Carnero Gathering Line operating margin ($/Mcf) Raptor Gas Processing Facility - 2017 AEBITDA ($MM) (1) Costa Azul Terminal - 2017 AEBITDA ($MM) (1) (4) Corporate Expense: General & Administrative ($MM) (5) Interest Expense ($MM) Maintenance Capital Expense ($MM) $4.00 Guidance for FY 2017 170 - 190 $0.55 13.6-15.2 $0.97 $6.3 $2.4 120 - 140 $0.29 $8.4 $2.0 $12.0

2017 Production Forecast and E&P Cost Guidance 19 SNMP Production Forecast: Oil (Bbls/d) NGLs (Bbls/d) Natural Gas (Mcf/d) Barrel of Oil Equivalent (Boe/d) Operating Costs & Expenses: Operating Expense ($/Boe) Ad Val and Sev Tax (% of O&G Revenue) 6.5% $10.25 Guidance for FY 2017 1,100 - 1,200 575-615 1,900-2,050 1500-1600

20 Crude Oil Hedges Quarter Type of Contract Daily Volume Bbls/d Floor Price Swaps 949 $61.42 3Q17 Total Volume 949 Swaps 888 $61.55 4Q17 Total Volume 888 Swaps 987 $60.82 1Q18 Total Volume 987 Swaps 923 $60.90 2Q18 Total Volume 923 Swaps 866 $60.96 3Q18 Total Volume 866 Swaps 825 $61.02 4Q18 Total Volume 825 Swaps 874 $61.48 1Q19 Total Volume 874 Swaps 828 $61.53 2Q19 Total Volume 828 Swaps 786 $61.57 3Q19 Total Volume 786 Swaps 755 $61.61 4Q19 Total Volume 755 Natural Gas Hedges Quarter Type of Contract Daily Volume MMBtus/d Swap Price Swaps 2,950 $5.45 3Q17 Total Volume 2,950 Swaps 2,796 $5.45 4Q17 Total Volume 2,796 Swaps 2,898 $3.18 1Q18 Total Volume 2,898 Swaps 2,725 $3.18 2Q18 Total Volume 2,725 Swaps 2,563 $3.18 3Q18 Total Volume 2,563 Swaps 2,448 $3.18 4Q18 Total Volume 2,448 Swaps 2,492 $3.10 1Q19 Total Volume 2,492 Swaps 2,354 $3.10 2Q19 Total Volume 2,354 Swaps 2,234 $3.10 3Q19 Total Volume 2,234 Swaps 2,146 $3.10 4Q19 Total Volume 2,146 Note: As of 8/15/17 Sanchez Midstream Partners’ Hedging Profile

SNMP Management Team Antonio R. Sanchez, III Executive Chairman Antonio R. Sanchez, III is Chairman of our general partner’s board of directors. Mr. Sanchez, III has served as the President and Chief Executive Officer of Sanchez Energy Corporation (NYSE: SN), a publicly traded exploration and production company, and has been a member of SN’s board of directors since its formation in August 2011. He has been directly involved in the oil and gas industry for over 15 years. Mr. Sanchez, III is also the Co-President of Sanchez Oil & Gas Corporation, which he joined in October 2001, as well as the President of SEP Management I, LLC and a Managing Director of Sanchez Energy Partners I, LP. In his capacities as a director and officer of these companies, Mr. Sanchez, III manages all aspects of their daily operations, including exploration, production, finance, capital markets activities, engineering and land management. From 1997 to 1999, Mr. Sanchez, III was an investment banker specializing in mergers and acquisitions with J.P. Morgan Securities Inc. From 1999 to 2001, Mr. Sanchez, III worked in a variety of positions, including sales and marketing, product development and investor relations, at Zix Corporation, a publicly traded encryption technology company (NASDAQ: ZIXI). Mr. Sanchez, III was also a member of the board of directors of Zix Corporation from May 2003 to June 2014. Gerald F. Willinger Chief Executive Officer & Director Gerald F. Willinger is a member of our general partner’s board of directors and was elected Chief Executive Officer effective December 3, 2015. Mr. Willinger is currently a Managing Partner of Sanchez Capital Advisors, LLC and Manager and Co-founder of Sanchez Resources, LLC, an oil and gas company since February 2010. Mr. Willinger currently serves as a Director of Sanchez Resources. From 1998 to 2000, Mr. Willinger was an investment banker with Goldman, Sachs & Co. Mr. Willinger served in various private equity investment management roles at MidOcean Partners, LLC and its predecessor entity, DB Capital Partners, LLC, from 2000 to 2003 and at the Cypress Group, LLC from 2003 to 2006. Prior to joining Sanchez Capital Advisors, LLC, Mr. Willinger was a Senior Analyst for Silver Point Capital, LLC, a credit-opportunity fund, from 2006 to 2009. Patricio D. Sanchez Chief Operating Officer & Director Patricio D. Sanchez is a member of our general partner’s board of directors and was elected President & Chief Operating Officer of our general partner in March 2017. Mr. Sanchez has served as co-president of Sanchez Oil & Gas Corporation, a manager of oil and natural gas properties on behalf of its related companies, since June 2014 and prior to that from April 2010 to June 2014 as Executive Vice President. Mr. Sanchez has served as an Executive Vice President of Sanchez Energy Corporation (NYSE:SN), a publicly traded production company, since November 2016. Mr. Sanchez has also been the managing member of Santerra Holdings, LLC, an oil and gas production company, since February 2012. Charles C. Ward Chief Financial Officer & Secretary Charles C. Ward was elected Chief Financial Officer and Secretary of our general partner in March 2015. He previously served as Chief Financial Officer and Treasurer of Sanchez Midstream Partners LLC (SNMP LLC) from March 2008 until its conversion to a limited partnership in March 2015 and Secretary of SNMP LLC from July 2014 until March 2015. Mr. Ward also served as a Vice President of Constellation Energy Commodities Group, Inc. from November 2005 until December 2008. Prior to that time, he was a Vice President of Enron Creditors Recovery Corp. from March 2002 to November 2005. Kirsten A. Hink Chief Accounting Officer Kirsten A. Hink was elected Chief Accounting Officer of our general partner in May 2015. Mrs. Hink has served as Senior Vice President and Chief Accountant Officer of Sanchez Energy Corporation (NYSE: SN), an independent exploration and production company, since January 2015, and she previously served as SN’s Vice President and Principal Accounting Officer from March 2012. Prior to joining SN, Mrs. Hink served as the Controller of Vanguard Natural Resources, LLC from January 2011 to February 2012. From January 2010 to December 2010, she served as Assistant Controller of Mariner Energy, Inc. She served as the Chief Accounting Officer for Edge Petroleum Corporation (“Edge”) from July 2008 through December 2009 and the Vice President and Controller for Edge from October 2003 through July 2008. Prior to that time, she served as Controller of Edge from December 31, 2000 to October 2003 and Assistant Controller of Edge from June 2000 to December 2000. 21

SNMP Structure Organizational Structure (1) Incentive Distribution Rights (IDRs) Quarterly Distribution/Unit LP GP Up to $0.575 100% 0% From $0.575 up to $0.625 87% 13% From $0.625 up to $0.875 77% 23% Above $0.875 64.5% 35.5% SP Holdings, LLC (DE) Sanchez Midstream Partners LP (NYSE MKT: SNMP) Sanchez Midstream Partners GP LLC (DE) Carnero Gathering / Raptor Processing (50% Interest) Public Unitholders (LP Interests) SOG Operating Platform Credit Facility $215.1 MM Borrowing Base EWI Assets Sanchez Family, Directors and Insiders (LP Interests) ~8.4% ~73.3% Stonepeak (Class B Preferred Units) Western Catarina Midstream Assets Other Production Assets IDRs (1) As of 8/15/2017 SN Held Units (LP Interests) ~15.6% 22 Non-economic GP Interest ~2.7% LP Interest

Adjusted EBITDA Non-GAAP Financial Measures. Adjusted EBITDA is a non-GAAP supplemental financial measure. We define Adjusted EBITDA as net income (loss) adjusted by: (i) interest (income) expense, net which includes interest expense, interest expense net (gain) loss on interest rate derivative contracts, and interest (income); (ii) income tax expense (benefit); (iii) depreciation, depletion and amortization; (iv) asset impairments; (v) accretion expense; (vi) (gain) loss on sale of assets; (vii) unit-based compensation programs; (viii) unit-based management fees; (ix) distributions in excess of equity earnings; (x) (gain) loss on mark-to-market activities; (xi) commodity derivative settlements applied to future positions; and (xii) gain (loss) on embedded derivatives; and (xiii) acquisition and divestiture costs. Adjusted EBITDA is also used as a quantitative standard by our management and by external users of our financial statements such as investors, research analysts, our lenders and others to assess the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; the ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness; and our operating performance and return on capital as compared to those of other companies in our industry, without regard to financing or capital structure. Adjusted EBITDA is not intended to represent cash flows for the period, nor are they presented as a substitute for net income, operating income, cash flows from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP We are unable to reconcile our forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or net cash flow provided by operating activities because it would take unreasonable efforts to predict the future impact of adjustments to (i) net income (loss) for unit based compensation and asset management fees, (gains) losses from mark-to-market activities and equity investments or asset impairments due to the difficulty of doing so, or (ii) net cash flow provided by operating activities because this metric includes the impact of changes in operating assets and liabilities related to the timing of cash receipts and disbursements that may not relate to the period in which the operating activities occurred. Additionally, we are unable to address the probable significance of the unavailable reconciliation, in significant part due to ranges in our forecast impacted by changes in oil and natural gas prices and reserves which affect certain reconciliation items. 23 Need reconciliation tables